Exhibit 10.1

AMENDMENT NUMBER THREE TO GOOGLE SERVICES AGREEMENT

This Amendment Number Three to the Google Services Agreement (“Amendment Three”) is effective as of May 1, 2012 (“Amendment Three Effective Date”), and amends the Google Services Agreement by and between Local.com Corporation, a Delaware corporation (“Company”), and Google Inc., a Delaware corporation (“Google”) with an effective date of August 1, 2011 (the “GSA”), Amendment Number One to the GSA with an effective date of December 1, 2011 (the “Amendment One”), and Amendment Number Two to the GSA with an effective date of February 1, 2012 (“Amendment Two”) (the GSA together with Amendments One and Two, the “Agreement”).

RECITALS

WHEREAS, Company and Google entered into the GSA relating to Google AdSense for Search and AdSense for Content Advertising.

WHEREAS, Company and Google entered into Amendment One to allow ***,

WHEREAS, Company and Google entered into Amendment Two to allow ***,

WHEREAS, Company and Google desire to further amend the GSA in certain respects.

NOW, THEREFORE, in consideration of the mutual promises contained herein, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

AGREEMENT

1. Definitions. For the purposes of this Amendment Three, unless otherwise defined herein, capitalized terms used herein shall have the same meanings set forth in the GSA, Amendment One and Amendment Two.

2. Sites Approved for AFS and AFC. The following URL is hereby added to the list of sites approved for AFS and sites approved for AFC that appear on the front page of the GSA and such URL will be considered a Site under the Agreement:

thedealgarden.com

3. Search Query. Section 1.21 of the GSA is here by deleted and replaced with the following:

***

4. ***. The following is added as a new Sections 2.3.3 and new 2.3.4 of the GSA:

“2.3.3 Notwithstanding anything in this Section 2 or any other provision of this Agreement, Google acknowledges and agrees that Company may ***

2.3.4 ***

5. ***. The following new Section 2.4 is hereby added to the GSA

“2.4 For the avoidance of doubt, ***.”

6. New Exhibit C. Exhibit C attached hereto is added as a new Exhibit C to the GSA.

7. New Exhibit D. Exhibit D attached hereto is added as a new Exhibit D to the GSA.

Page 1 of 5 - Confidential

*** - Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

8. General. Except as modified by this Amendment Three, the Agreement will remain in full force and effect. If there is any conflict between any pre-existing term in the Agreement and any term in this Amendment Three, the term in this Amendment Three will control. This Amendment may be executed in counterparts, including facsimile counterparts.

IN WITNESS WHEREOF, the parties have caused their duly authorized representatives to enter into this Amendment Three effective as of the Amendment Three Effective Date set forth above.

LOCAL.COM CORPORATION		GOOGLE INC.

By:	/s/ Michael Sawtell	By:	/s/ Nikesh Arora

Name:	Michael Sawtell	Name:	Nikesh Arora

Title:	President/COO	Title:	President, Global Sales and Business Development

Date:	5/14/12	Date:	5/14/2012

Page 2 of 5 - Confidential

*** - Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

EXHIBIT C

***

Page 3 of 5 - Confidential

*** - Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

***

Page 4 of 5 - Confidential

*** - Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

EXHIBIT D

***

Page 5 of 5 - Confidential

*** - Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.